SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-PITTWAY CORP DEL

          MARIO J. GABELLI
                                 2/03/00            3,600-           45.5000
          GAMCO INVESTORS, INC.
                                 2/03/00           10,000-           45.5000
                                 2/03/00           10,000-           45.3750
                                 2/03/00          518,166-           45.5000
                                 1/28/00            1,800-           45.3125
                                 1/27/00              800-           45.3125
                                 1/21/00            2,500-           45.3125
                                 1/19/00           10,000            45.2281
                                 1/19/00            2,400-           45.1875
                                 1/14/00            1,200-           45.1875
                                 1/13/00            4,500-           44.8125
                                 1/12/00            5,000-           44.7500
          GABELLI ASSOCIATES LTD
                                 2/03/00           70,000-           45.5000
                                 1/24/00           15,000            45.3125
                                 1/19/00           30,000            45.2188
                                 1/18/00           15,000            45.1875
                                 1/14/00           10,000            45.1875
          GABELLI FUNDS, LLC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 2/03/00          130,000-           45.5000
               THE GABELLI EQUITY TRUST,INC.
                                 2/03/00          370,000-           45.5000
                                 1/13/00           10,000-           44.8860
                                 1/12/00            9,100-           44.7534
               THE GABELLI ASSET FUND
                                 2/03/00          291,000-           45.5000

         (1) THE TRANSACTIONS ON 2/03/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED
              ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.